Exhibit 10.1


                                     WAIVER
                                       AND
                                 AMENDMENT NO. 1
                                       TO
                            SHARE PURCHASE AGREEMENT

     THIS WAIVER AND AMENDMENT NO. 1 TO SHARE PURCHASE AGREEMENT ("Amendment No. 1") is made and entered into as of the date set forth below, by and between POORE BROTHERS, INC., a Delaware corporation (the "Company"), and BFS SPECIAL OPPORTUNITIES TRUST PLC, an investment trust organized under the laws of the United Kingdom ("BFS").

     WHEREAS, the Company and BFS entered into that certain Share Purchase Agreement (the "Original Agreement"), dated December 27, 2001, pursuant to which BFS purchased 586,855 shares of the Company's common stock, par value $0.01 per share (the "Shares"), on the terms and conditions set forth in the Original Agreement; and

     WHEREAS, pursuant to Article 7 of the Original Agreement, the Company granted certain registration rights to BFS with respect to the registration of Registrable Securities (as defined in the Original Agreement), which term includes the Shares, pursuant to the Securities Act of 1933, as amended (the "1933 Act"); and

     WHEREAS, pursuant to Section 7.2 of the Original Agreement, the Company agreed to use its best efforts to file with the Securities and Exchange Commission ("SEC"), within 120 days after the Closing Date (as defined in the Original Agreement), a registration statement under the 1933 Act for the purpose of registering the Registrable Securities; and

     WHEREAS, BFS has determined to waive the provisions of Section 7.2 of the Original Agreement including, without limitation, the requirement that the registration statement with respect to the Registrable Securities be filed with the SEC within the above-referenced 120-day period; and

     WHEREAS, in consideration of such waiver, the Company has agreed with BFS to amend Section 7.2 of the Original Agreement for the purpose of providing BFS with a one-time demand registration right.

     NOW THEREFORE, in consideration of the mutual promises herein contained, the Company and BFS hereby agree as follows:

          1. In consideration of the amendment of Section 7.2 of the Original Agreement pursuant to this Amendment No. 1, BFS hereby waives the provisions of
Section 7.2 contained in the Original Agreement including, without limitation, the requirement that a registration statement with respect to Registrable Securities (as defined in the Original Agreement) be filed with the SEC within the 120-day period described therein.

          2. Section 7.2 of the Original Agreement is deleted in its entirety and replaced with the following:

     "7.2 Demand Registration Rights.

          (a) If at any time during which BFS Special Opportunities Trust PLC, an investment trust organized under the laws of the United Kingdom ("BFS"), owns Registrable Securities (the "BFS Registrable Securities"), the Company shall receive a written request from BFS that the Company file a registration statement under the 1933 Act covering such number of BFS Registrable Securities specified by BFS, then the Company shall, subject to the limitations of this Section 7.2, use reasonable efforts consistent with the terms contained in this Section 7.2 to effect the registration under the 1933 Act of all BFS Registrable Securities that BFS requests to be registered as soon as practicable thereafter, and to facilitate the sale and distribution of all or such portion of such BFS Registrable Securities as are permitted to be registered pursuant to the terms of this Section
     7.2. If BFS intends to distribute the BFS Registrable Securities covered by its request by means of an underwriting, it will so advise the Company as part of its request made pursuant to this Section 7.2, and the managing or lead managing underwriter of such offering shall be an investment banking firm selected by the Company and reasonably acceptable to BFS.

          (b) The Company shall not be obligated to take any action to effect any registration, qualification or compliance pursuant to this Section 7.2,
     (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required by the 1933 Act, or (ii) if, within fifteen (15) days after receipt by the Company of a request for registration pursuant to Section 7.2(a), the Company gives notice to BFS that it is engaged, or has a bona fide intention to engage, within ninety

     (90) days of the date of such request, in a firmly underwritten public offering as to which BFS is entitled to include BFS Registrable Securities pursuant to Section 7.3 hereof. Subject to the foregoing clauses (i) and
     (ii) and to Section 7.2(f) hereof, the Company shall use reasonable efforts to file a registration statement covering the BFS Registrable Securities so requested to be registered as soon as practicable after receipt of the request of BFS pursuant to this Section 7.2.

          (c) If the BFS Registrable Securities will be distributed by means of an underwriting, BFS shall enter into an underwriting agreement with the managing or lead managing underwriter in the form customarily used by such underwriter with such changes thereto as the parties thereto shall agree.

          (d) Upon a registration request by BFS pursuant to Section 7.2(a), unless any managing or lead managing underwriter objects thereto, the Company may include in such registration securities for offering by the Company and any other holder of securities who has the right to request the Company to register securities of the Company in such registration, it being understood, however, that the Company's and such other holder's right of inclusion in such registration shall be subordinated to, and not pari passu with, the rights of BFS under this Section 7.2.

          (e) Notwithstanding anything to the contrary contained herein, the Company need not cause a registration statement filed pursuant to the provisions of this Section 7.2 to become effective under the 1933 Act on more than one (1) occasion; provided, however, that any registration requested by BFS pursuant to this Section 7.2 which shall not have become effective or remained effective in accordance with the provisions of
     Section 7.5 hereof shall not be deemed to be a registration for any purpose hereunder.

          (f) Notwithstanding the foregoing, if the Company shall furnish to BFS a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company may direct that a registration pursuant to this Section 7.2 be delayed for so long as the basis for the Board of Directors' judgment exists; provided; however, that (i) the Company may not delay compliance with this Section 7.2 for a period of more than sixty (60) days from the date notice is first received by the Company from BFS pursuant to subsection (a) above, and (ii) the Company may not defer its obligation in this manner more than once.

          (g) The rights of BFS pursuant to this Section 7.2 may not be transferred or assigned by BFS to any other party without the prior written consent of the Company."

          3. The parties hereto hereby reaffirm all other terms and conditions of the Original Agreement. This Amendment No. 1 amends the Original Agreement only to the extent specified herein and shall not constitute an amendment to any other provision of the Original Agreement. From and after the date hereof, all references to the Original Agreement in the Original Agreement and other documents referred to therein shall be references to the Original Agreement as amended hereby.

          4. This Amendment No. 1 may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be duly signed and delivered as of the 25th day of April, 2002.


                                        POORE BROTHERS, INC.


                                        BY: ____________________________________
                                            Name:
                                            Title:


                                        BFS SPECIAL OPPORTUNITIES TRUST PLC


                                        BY: ____________________________________
                                            Name:
                                            Title: